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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                December 21, 2000
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                Date of report (Date of earliest event reported)


                                Avici Systems Inc.
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             (Exact name of Registrant as specified in its charter)


        Delaware                         000-30865              02-0493372
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

                              101 Billerica Avenue
                      North Billerica, Massachusetts  01862
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                    (Address of Principal Executive Offices)


                                  (978) 964-2000
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               Registrant's telephone number, including area code


                        Exhibit Index Located on Page 4
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ITEM 5. OTHER EVENTS.

     On December 21, 2000, Avici Systems Inc. (the "Company") entered into a Procurement Agreement with AT&T Corporation ("AT&T"). The procurement agreement has a three-year term and enables the purchase of Avici's Terabit Switch Router (TSR(R)) by AT&T. There is no minimum purchase commitment on the part of AT&T under the procurement agreement. The Company has begun shipping product under the procurement agreement in the fourth quarter of 2000.

     On December 21, 2000, Avici issued to AT&T a warrant to purchase 850,000 shares of the Company's common stock at an exercise price per share of $27.725, which represents the average of the closing price of Avici's common stock over the twenty-day period preceding the date of the warrant issuance. The warrant is fully exercisable upon issuance, is non-forfeitable and has a term of five years. AT&T has not committed to exercise the warrant and is not obligated to purchase any minimum amount of product as a condition to exercising the warrant.

     Avici estimates the value of the warrant to approximate $9.8 million, calculated using the Black-Scholes option valuation method. Although there is no minimum purchase commitment on the part of AT&T, Avici may recognize significant revenue over the three year term of the procurement agreement. Due to the speculative nature of the size of potential revenues over the term of the procurement agreement, Avici expects to defer and amortize the value of the warrant as a non-cash discount against revenue in relation to the estimated life and related estimated revenue value.

     Statements contained in this Report on Form 8-K that are not historical fact may constitute forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, including statements regarding the size and timing of AT&T customer activity, as well as information about Avici's future expectations, plans, and prospects are subject to risks and uncertainties which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, market acceptance of Avici products, services and enhancements, customer purchasing patterns and commitments, development of the market place, product development and enhancement, intensity of competition of other vendors, technological changes and other risks set forth in Avici's filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired. Not applicable.

     (b)  Pro forma financial information. Not applicable.

     (c)  Exhibits. None.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Avici Systems Inc.


Date:  December 21, 2000           By:  /s/ Paul F. Brauneis
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                                        Chief Financial Officer, Vice President
                                        of Finance and Administration and
                                        Principal Accounting Officer